                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                     SCUDDER RREEF REAL ESTATE FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                     [SCUDDER LOGO]
                                                     280 PARK AVENUE
                                                     NEW YORK, NEW YORK
                                                     10017
                                                     (800) 349-4281
                                                     April 26, 2004

Scudder RREEF Real Estate Fund, Inc.
Scudder RREEF Real Estate Fund II, Inc.

To the Stockholders:

     The Annual Meetings of Stockholders of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc. (each a "Fund" and collectively the "Funds") are to be held at 3:15 p.m. and 3:45 p.m., respectively, Eastern time, on Friday, June 4, 2004 at the offices of Deutsche Asset Management, Inc., 29th Floor, 280 Park Avenue, New York, New York 10017. Stockholders who are unable to attend the meeting of their Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meetings, a proxy card for your vote at the Annual Meetings and a postage prepaid envelope in which to return your proxy or proxies are enclosed.

     At the Annual Meetings the stockholders of each Fund will elect that Fund's Directors. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of all nominees for Director.

                                          Respectfully,

                                          [-s- Richard T. Hale]

                                          Richard T. Hale
                                          Chairman of the Boards

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THEIR FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                      Scudder RREEF Real Estate Fund, Inc.
                    Scudder RREEF Real Estate Fund II, Inc.
                   Notice of Annual Meetings of Stockholders

To the Stockholders of
Scudder RREEF Real Estate Fund, Inc. and
Scudder RREEF Real Estate Fund II, Inc.:

     Please take notice that the Annual Meeting of Stockholders of each of Scudder RREEF Real Estate Fund, Inc. ("RREEF I") and Scudder RREEF Real Estate Fund II, Inc. ("RREEF II") (each a "Fund," and collectively the "Funds") has been called to be held at the offices of Deutsche Asset Management, Inc., 29th Floor, 280 Park Avenue, New York, New York 10017, on Friday, June 4, 2004 at 3:15 p.m. and 3:45 p.m., respectively, Eastern time, for the following purposes:

     To elect three Directors of each Fund, each to hold office for a term of three years or until his or her respective successor has been duly elected and qualified.

     The appointed proxies will vote on any other business as may properly come before the Annual Meetings or any adjournments thereof. Holders of record of shares of a Fund at the close of business on April 12, 2004 are entitled to vote at the Annual Meeting of their Fund and any adjournments thereof.

                                          By order of the Boards of Directors,

                                          [-s- John Millette]
                                          John Millette,
                                          Secretary

April 26, 2004

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND RETURN IT OR THEM IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. INSTRUCTIONS FOR SIGNING THE PROXY CARD ARE LISTED IN APPENDIX C OF THIS PROXY. ALTERNATIVELY, YOU CAN VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      Scudder RREEF Real Estate Fund, Inc.
                    Scudder RREEF Real Estate Fund II, Inc.

JOINT PROXY STATEMENT

GENERAL

     This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Scudder RREEF Real Estate Fund, Inc. ("RREEF I") and Scudder RREEF Real Estate Fund II, Inc. ("RREEF II") (each a "Fund" and collectively the "Funds") for use at the Annual Meeting of Stockholders of each Fund, to be held at the offices of Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), 29th Floor, 280 Park Avenue New York, New York 10017, on Friday, June 4, 2004 at 3:15 p.m. and 3:45 p.m., respectively, Eastern time, and at any adjournments thereof (collectively, the "Meeting").*

     This joint Proxy Statement, the Notice of Annual Meetings and the enclosed proxy card(s) are first being mailed to stockholders on or about April 26, 2004, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it in person at the Meeting or by submitting a notice of revocation by mail (addressed to the Secretary at Two International Place, Boston, Massachusetts 02110) to the applicable Fund. Any stockholder giving a proxy may also revoke it by executing a superseding proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of each Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal, which requires the affirmative vote of a plurality of the shares voting at the Meeting.

     Holders of record of shares of each Fund at the close of business on April 12, 2004 (the "Record Date") will be entitled to one vote per share on each matter to which they are entitled to vote at the Meeting and any adjournments.

     On the Record Date, the following number of shares were issued and outstanding for each Fund:

     For RREEF I:

                                                              ISSUED AND
SHARES                                                        OUTSTANDING
------                                                        -----------
Common Stock................................................  16,149,757
Series A Preferred Stock....................................       3,200
Series B Preferred Stock....................................       3,200

---------------

* Each Annual Meeting is a separate meeting but they are referred to in this joint Proxy Statement together for simplicity as the Meeting.

     For RREEF II:

                                                              ISSUED AND
SHARES                                                        OUTSTANDING
------                                                        -----------
Common Stock................................................  39,389,389
Series A Preferred Stock....................................       2,800
Series B Preferred Stock....................................       2,800
Series C Preferred Stock....................................       2,800
Series D Preferred Stock....................................       2,800
Series E Preferred Stock....................................       2,800

     At the Meeting, common stockholders of each Fund will have equal voting rights (i.e., one vote per share) with each Fund's preferred stockholders. The preferred stockholders will vote together with common stockholders as a single class on the proposal to elect three Directors of each Fund.

     Each Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for a Fund for the fiscal period ended December 31, 2003 without charge, by calling 800-349-4281 or writing to the Fund at 280 Park Avenue, New York, New York 10017.

PROPOSAL: ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card(s) intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees listed in "Information Concerning Nominees" as Directors of each Fund to serve for a term of three years, or until their respective successors have been duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the applicable Fund to replace any such nominee. For election of Directors at the Meeting, the Board of Directors of the applicable Fund has approved the nomination of the individuals listed below.

     As summarized in the table below, holders of common stock and preferred stock voting together as a single class will elect three Directors for each Fund.

                                                                     COMMON   PREFERRED
  PROPOSAL                                                           SHARES    SHARES
  --------                                                           ------   ---------
  1.     Election of Class I Directors by all stockholders of each
         Fund (Richard R. Burt, S. Leland Dill and Martin J. Gruber
         nominated for each Fund)..................................    X          X

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for Director of each Fund. Each of the nominees is now a Director of each Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Boards of Directors have approved the nomination of the individuals listed in the following table.

CLASS I -- INDEPENDENT NOMINEES* TO SERVE UNTIL 2007 ANNUAL MEETINGS OF
STOCKHOLDERS:

                                                                       AGGREGATE
                                                                     DOLLAR RANGE      NUMBER OF
                                                                       OF EQUITY       FUNDS IN
                                                                   SECURITIES IN ALL   THE FUND
                                                   DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                           PRINCIPAL OCCUPATION      OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,            DURING THE         SECURITIES IN      IN THE FUND       BY THE       OTHER DIRECTORSHIPS
ADDRESS AND TITLE              PAST 5 YEARS        EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR       HELD BY DIRECTOR
--------------------      -----------------------  -------------   -----------------   ---------   -----------------------
Richard R. Burt           Chairman, Diligence LLC      None         Over $100,000         68       Chairman of the Board,
  2/3/47                  (information and                                                         Weirton Steel
  c/o Deutsche Asset      security); Formerly,                                                     Corporation(3) (April
  Management              Partner, McKinsey &                                                      1996 to present);
  Mail Stop               Company (consulting)                                                     Member of the Board,
  BAL01-1806              (1991-1994); US Chief                                                    Hollinger
  One South Street        Negotiator in Strategic                                                  International, Inc.(3)
  Baltimore, MD 21202     Arms Reduction Talks                                                     (publishing) (1995 to
  Director since          (START) with former                                                      present); UBS Mutual
  2002 -- RREEF I         Soviet Union; and US                                                     Funds (formerly known
  2003 -- RREEF II        Ambassador to the                                                        as Brinson and Mitchell
                          Federal Republic of                                                      Hutchins families of
                          Germany (1985-1991).                                                     funds) (registered
                                                                                                   investment companies;
                                                                                                   40 portfolios overseen)
                                                                                                   (September 1995 to
                                                                                                   present); Member,
                                                                                                   Textron Inc.(3)
                                                                                                   International Advisory
                                                                                                   Council (July 1996 to
                                                                                                   present); and Member of
                                                                                                   the Board,
                                                                                                   International Games
                                                                                                   Technology (gaming
                                                                                                   software and
                                                                                                   equipment).
S. Leland Dill            Retired. Formerly,           None         Over $100,000         66       Trustee, Phoenix Zweig
  3/28/30                 Partner, KPMG Peat                                                       Series Trust (since
  c/o Deutsche Asset      Marwick (June 1956-June                                                  September 1989)
  Management              1986).                                                                   (registered investment
  Mail Stop                                                                                        companies; 4 funds
  BAL01-1806                                                                                       overseen); and Phoenix
  One South Street                                                                                 Euclid Market Neutral
  Baltimore, MD 21202                                                                              Funds (since May 1998)
  Director since                                                                                   (registered investment
  2002 -- RREEF I                                                                                  companies; 4 funds
  2003 -- RREEF II                                                                                 overseen).

Martin J. Gruber          Nomura Professor of          None         Over $100,000         66       Trustee, TIAA-CREF
  7/15/37                 Finance, Leonard N.                                                      (financial services);
  c/o Deutsche Asset      Stern School of                                                          Director, Japan Equity
  Management              Business, New York                                                       Fund, Inc. (since
  Mail Stop               University (since                                                        January 1992), Thai
  BAL01-1806              September 1964).                                                         Capital Fund, Inc.
  One South Street                                                                                 (since January 2000)
  Baltimore, MD 21202                                                                              and Singapore Fund,
  Director since                                                                                   Inc. (since 2000)
  2002 -- RREEF I                                                                                  (registered investment
  2003 -- RREEF II                                                                                 companies).

---------------

 * Director or Nominee for Director who is "independent" according to Section 121A of American Stock Exchange listing standards and who is not an "interested" person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

(1) The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. RREEF I and II Fund holdings are as of the mail date of this proxy. All other fund holdings information is as of December 31, 2003.

(2) The total number of funds in the Fund Complex is 201.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The Board of Directors for each Fund is divided into three classes. The terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity.

CLASS II -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2005 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                       AGGREGATE
                                                                     DOLLAR RANGE      NUMBER OF
                                                                       OF EQUITY       FUNDS IN
                                                                   SECURITIES IN ALL   THE FUND
                                                   DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                           PRINCIPAL OCCUPATION      OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,            DURING THE         SECURITIES IN      IN THE FUND       BY THE       OTHER DIRECTORSHIPS
ADDRESS AND TITLE              PAST 5 YEARS        EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR       HELD BY DIRECTOR
--------------------      -----------------------  -------------   -----------------   ---------   -----------------------
Joseph R. Hardiman        Private Equity Investor   None            Over $100,000         66       Director, Corvis
  5/27/37                 (January 1997 to                                                         Corporation(3) (optical
  c/o Deutsche Asset      present); Formerly,                                                      networking equipment)
  Management              President and Chief                                                      (July 2000 to present);
  Mail Stop               Executive Officer, The                                                   Brown Investment
  BAL01-1806              National Association of                                                  Advisory & Trust
  One South Street        Securities Dealers,                                                      Company (investment
  Baltimore, MD 21202     Inc. and The NASDAQ                                                      advisor) (February 2001
  Director since          Stock Market, Inc.                                                       to present); The Nevis
  2002 -- RREEF I         (1987-1997); Chief                                                       Fund (registered
  2003 -- RREEF II        Operating Officer of                                                     investment company)
                          Alex. Brown & Sons                                                       (July 1999 to present);
                          Incorporated (now                                                        and ISI Family of Funds
                          Deutsche Bank                                                            (registered investment
                          Securities Inc.)                                                         companies; 4 funds
                          (1985-1987); General                                                     overseen) (March 1998
                          Partner, Alex. Brown &                                                   to present).
                          Sons Incorporated (now
                          Deutsche Bank
                          Securities Inc.)
                          (1976-1985).

Richard J. Herring        Jacob Safra Professor     None            Over $100,000         66       Director, Lauder
  2/18/46                 of International                                                         Institute of
  c/o Deutsche Asset      Banking and Professor,                                                   International
  Management              Finance Department, The                                                  Management Studies
  Mail Stop               Wharton School,                                                          (since July 2000);
  BAL01-1806              University of                                                            Co-Director, Wharton
  One South Street        Pennsylvania (since                                                      Financial Institutions
  Baltimore, MD 21202     July 1972).                                                              Center (since July
  Director since                                                                                   2000) and Vice Dean and
  2002 -- RREEF I                                                                                  Director, Wharton
  2003 -- RREEF II                                                                                 Undergraduate Division
                                                                                                   (July 1995-June 2000).

                                                                       AGGREGATE
                                                                     DOLLAR RANGE      NUMBER OF
                                                                       OF EQUITY       FUNDS IN
                                                                   SECURITIES IN ALL   THE FUND
                                                   DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                           PRINCIPAL OCCUPATION      OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,            DURING THE         SECURITIES IN      IN THE FUND       BY THE       OTHER DIRECTORSHIPS
ADDRESS AND TITLE              PAST 5 YEARS        EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR       HELD BY DIRECTOR
--------------------      -----------------------  -------------   -----------------   ---------   -----------------------
Graham E. Jones           Senior Vice President,    RREEF II --     Over $100,000         66       Trustee, 8 open-end
  1/31/33                 BGK Properties, Inc.      $10,001-                                       mutual funds managed by
  c/o Deutsche Asset      (commercial real          $50,000                                        Weiss, Peck & Greer
  Management              estate) (since 1995).                                                    (since 1985) and
  Mail Stop                                                                                        Trustee of 18 open-end
  BAL01-1806                                                                                       mutual funds managed by
  One South Street                                                                                 Sun Capital Advisers,
  Baltimore, MD 21202                                                                              Inc. (since 1998).
  Director since
  2002 -- RREEF I
  2003 -- RREEF II

Robert H. Wadsworth       President, Robert H.      RREEF I --      Over $100,000         70       Formerly, President and
  1/29/40                 Wadsworth Associates,     $50,001-                                       Trustee, Trust for
  c/o Deutsche Asset      Inc. (consulting firm)    $100,000                                       Investment Managers
  Management              (May 1983 to present).                                                   (registered investment
  Mail Stop                                         RREEF II --                                    company) (April 1999-
  BAL01-1806                                        $10,001-                                       June 2002); President,
  One South Street                                  $50,000                                        Investment Company
  Baltimore, MD 21202                                                                              Administration, L.L.C.
  Director since                                                                                   (January 1992*-July
  2002 -- RREEF I                                                                                  2001); President,
  2003 -- RREEF II                                                                                 Treasurer and Director,
                                                                                                   First Fund
                                                                                                   Distributors, Inc.
                                                                                                   (June 1990-January
                                                                                                   2002); Vice President,
                                                                                                   Professionally Managed
                                                                                                   Portfolios (May 1991-
                                                                                                   January 2002) and
                                                                                                   Advisors Series Trust
                                                                                                   (October 1996-January
                                                                                                   2002) (registered
                                                                                                   investment companies).
                                                                                                   * Inception date of the
                                                                                                   corporation which was
                                                                                                   the predecessor to the
                                                                                                   L.L.C.

CLASS III -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2006 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                       AGGREGATE
                                                                     DOLLAR RANGE      NUMBER OF
                                                                       OF EQUITY       FUNDS IN
                                                                   SECURITIES IN ALL   THE FUND
                                                   DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                                                     OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,       PRINCIPAL OCCUPATION    SECURITIES IN      IN THE FUND       BY THE       OTHER DIRECTORSHIPS
ADDRESS AND TITLE         DURING THE PAST 5 YEARS  EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR       HELD BY DIRECTOR
--------------------      -----------------------  -------------   -----------------   ---------   -----------------------
Rebecca W. Rimel          President and Chief          None         Over $100,000         66       None
  4/10/51                 Executive Officer, The
  c/o Deutsche Asset      Pew Charitable Trusts
  Management              (charitable foundation)
  Mail Stop               (1994 to present).
  BAL01-1806
  One South Street
  Baltimore, MD 21202
  Director since
  2002 -- RREEF I
  2003 -- RREEF II

Philip Saunders, Jr.      Principal, Philip            None         Over $100,000         66       None
  10/11/35                Saunders Associates
  c/o Deutsche Asset      (economic and financial
  Management              consulting) (since
  Mail Stop               November 1988).
  BAL01-1806
  One South Street
  Baltimore, MD 21202
  Director since
  2002 -- RREEF I
  2003 -- RREEF II

William N. Searcy         Private Investor             None         Over $100,000         66       Trustee of 18 open-end
  9/3/46                  (September 2003 to                                                       mutual funds managed by
  c/o Deutsche Asset      present). Formerly,                                                      Sun Capital Advisers,
  Management              Pension & Savings Trust                                                  Inc. (since October
  Mail Stop               Officer, Sprint                                                          1998).
  BAL01-1806              Corporation(3)
  One South Street        (telecommunications)
  Baltimore, MD 21202     (November 1989-
  Director since          September 2003).
  2002 -- RREEF I
  2003 -- RREEF II

CLASS III -- CONTINUING INTERESTED(4) DIRECTOR TO SERVE UNTIL 2006 ANNUAL MEETINGS OF STOCKHOLDERS:

                                                                       AGGREGATE
                                                                    DOLLAR RANGE OF    NUMBER OF
                                                                        EQUITY         FUNDS IN
                                                                   SECURITIES IN ALL   THE FUND
                          PRESENT OFFICE WITH THE  DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
                              FUND; PRINCIPAL        OF EQUITY      BY THE DIRECTOR    OVERSEEN
NAME, DATE OF BIRTH,       OCCUPATION DURING THE   SECURITIES IN      IN THE FUND       BY THE       OTHER DIRECTORSHIPS
ADDRESS AND TITLE              PAST 5 YEARS        EACH FUND(1)      COMPLEX(1)(2)     DIRECTOR       HELD BY DIRECTOR
--------------------      -----------------------  -------------   -----------------   ---------   -----------------------
Richard T. Hale(4)        Chief Executive Officer      None         Over $100,000         201      Director, Deutsche
  7/17/45                 of the Funds (2003 to                                                    Global Funds, Ltd.
  c/o Deutsche Asset      present); Managing                                                       (2000 to present),
  Management              Director, Deutsche                                                       CABEI Fund (2000 to
  Mail Stop               Investment Management                                                    2004)(5), North
  BAL01-1806              Americas Inc. (2003-                                                     American Income Fund
  One South Street        present); Vice                                                           (2000 to 2004)
  Baltimore, MD 21202     President, Deutsche                                                      (registered investment
  Director and            Asset Management, Inc.                                                   companies) (5);
  Chairman since          (2000 to present);                                                       Director, Scudder
  2002 -- RREEF I         Managing Director,                                                       Global Opportunities
  2003 -- RREEF II        Deutsche Bank                                                            Fund (since 2003);
                          Securities Inc.                                                          Director/Officer
                          (formerly Deutsche Banc                                                  Deutsche/Scudder Mutual
                          Alex. Brown Inc.) and                                                    Funds (various dates);
                          Deutsche Asset                                                           President, Montgomery
                          Management (1999 to                                                      Street Securities, Inc.
                          present); Director and                                                   (2002 to present)
                          President, Investment                                                    (registered investment
                          Company Capital Corp.                                                    companies); formerly,
                          (registered investment                                                   Director, ISI Family of
                          advisor) (1996 to                                                        Funds (registered
                          present).                                                                investment company; 4
                                                                                                   funds overseen)
                                                                                                   (1992-1999).

---------------

(1) The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000. Within four years of a Director's appointment or election to the Board, the Director intends to own more than $250,000 in total of the funds overseen by the Board in the Fund Complex, valued at the time of purchase and inclusive of deferred compensation. RREEF I and II Fund holdings are as of the mail date of this proxy. All other fund holdings information is as of December 31, 2003.

(2) The total number of funds in the Fund Complex is 201.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Director considered by the Fund to be an "interested person" (which as used in this proxy statement is as defined in the 1940 Act) because of his affiliation with the Funds' investment manager, Deutsche Asset Management, Inc.

(5) Resigned effective April 1, 2004.

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers and Directors, investment manager, investment advisor, affiliates of the fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based on a review of reports filed by each Fund's Directors and Officers, the Investment Manager, officers and directors of the Investment Manager and investment advisor, affiliated persons of the Investment Manager and the investment advisor and beneficial holders of 10% or more of each Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal period ended December 31, 2003 were timely, except the following individuals filed a Form 3 Initial Holdings Report for RREEF II one day late:
Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek. Each has subsequently corrected this omission by making the necessary filing. As a convenience to the directors, the Fund's Investment Manager assists them in making their Section 16 filings.

     As of the mail date of this joint Proxy Statement, Mr. Wadsworth owned 4,400 shares of common stock of RREEF I and 2,100 shares of common stock of RREEF II. Also as of the mail date of this joint Proxy Statement, Mr. Jones owned 1,000 shares of common stock of RREEF II. The Directors' holdings represent less than 1% of the outstanding shares of each Fund's common stock. No other Director owned shares of the Funds.

     To the knowledge of each Fund, as of the Record Date, the following shareholders or "group" as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially or of record more than 5% of the relevant Fund's outstanding shares:

For RREEF I:

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 4,461,929 shares of common stock representing 27.6% of the outstanding shares of the Fund's common stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 2,368,355 shares of common stock representing 14.7% of the outstanding shares of the Fund's common stock. Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 1,492,923 shares of common stock representing 9.2% of the outstanding shares of the Fund's common stock. First Clearing, LLC 901 E. Byrd Street, Richmond, VA 23219 owned beneficially or of record 1,414,683 shares of common stock representing 8.8% of the outstanding shares of the Fund's common stock. Raymond James & Associates, Inc., 880 Carilion Parkway, PO Box 12749, St. Petersburg, FL 33716 owned beneficially or of record 903,351 shares of common stock representing 5.6% of the outstanding shares of the Fund's common stock. Wachovia Securities LLC, 111 8th Avenue, New York, NY 10011 owned beneficially or of record 828,045 shares of common stock representing 5.1% of the outstanding shares of the Fund's common stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 2,316 shares of Series A of the preferred stock representing 72.4% of the outstanding shares of Series A of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 397 shares of Series A of the preferred stock representing 12.4% of the outstanding shares of Series A of the Fund's preferred stock. National Financial Services, 200 Liberty Street, New York, NY 10281 owned beneficially or of record 186 shares of Series A of the preferred stock representing 5.8% of the outstanding shares of Series A of the Fund's preferred stock. Wachovia Securities LLC, 111 8th Avenue, New York, NY 10011 owned beneficially or of record 180 shares of Series A of the preferred stock representing 5.6% of the outstanding shares of Series A of the Fund's preferred stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,678 shares of Series B of the preferred stock representing 52.4% of the outstanding shares of Series B of the Fund's preferred stock. Wells Fargo Brokerage Services LLC, 608 Second Avenue South, 5th Floor, Minneapolis, MN 55479 owned beneficially or of record 456 shares of Series B of the preferred stock representing 14.3% of the outstanding shares of Series B of the Fund's preferred stock. Comerica Bank, 411 West Lafayette, Mail Code 3404, Detroit, MI 48226 owned beneficially or of record 357 shares of Series B of the preferred stock representing 11.2% of the outstanding shares of Series B of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 344 shares of Series B of the preferred stock representing 10.8% of the outstanding shares of Series B of the Fund's preferred stock.

For RREEF II:

     UBS Financial Services, 1299 Harbor Blvd, Weehawken, NJ 07086 owned beneficially or of record 13,737,943 shares of common stock representing 34.9% of the outstanding shares of the Fund's common stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 9,081,110 shares of common stock representing 23.1% of the outstanding shares of the Fund's common stock. Wachovia Securities, LLC 111 8th Avenue, New York, NY 10011 owned beneficially or of record 3,405,387 shares of common stock representing 8.6% of the outstanding shares of the Fund's common stock. First Clearing LLC 901 E. Byrd St., Richmond, VA 23219 owned beneficially or of record 3,327,459 shares of common stock representing 8.4% of the outstanding shares of the Fund's common stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,655 shares of Series A of the preferred stock representing 59.1% of the outstanding shares of Series A of the Fund's preferred stock. Wells Fargo Brokerage Services, Inc. 608 Second Avenue South, 5th Floor, Minneapolis, MN 55479 owned beneficially or of record 423 shares of Series A of the preferred stock representing 15.1% of the outstanding shares of Series A of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 322 shares of Series A of the preferred stock representing 11.5% if the outstanding shares of Series A of the Fund's preferred stock. Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 251 shares of Series A of the preferred stock representing 9.0% of the outstanding shares of Series A of the Fund's preferred stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 2,026 shares of Series B of the preferred stock representing 72.4% of the outstanding shares of Series B of the Fund's preferred stock. National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned beneficially or of record 320 shares of Series B of the preferred stock representing 11.4% of the outstanding shares of Series B of the Fund's preferred stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 2,161 shares of Series C of the preferred stock representing 77.2% of the outstanding shares of Series C of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 220 shares of Series C of the preferred stock representing 7.9% of the outstanding shares of Series C of the Fund's preferred stock. Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 178 shares of Series C of the preferred stock representing 6.4% of the outstanding shares of Series C of the Fund's preferred stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,801 shares of Series D of the preferred stock representing 64.3% of the outstanding shares of Series D of the Fund's preferred stock. Merrill Lynch 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 327 shares of Series D of the preferred stock representing 11.7% of the outstanding shares of Series D of the Fund's preferred stock. Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 owned beneficially or of record 243 shares of Series D of the preferred stock representing 8.7% of the outstanding shares of Series D of the Fund's preferred stock. PNC Bank, N.A., 8800 Tinicum Blvd., MS F6-F266-02-2, Philadelphia, PA 19153 owned beneficially or of record 160 shares of Series D of the preferred stock representing 5.7% of the outstanding shares of Series D of the Fund's preferred stock.

     UBS Financial Services, 1299 Harbor Blvd., Weehawken, NJ 07086 owned beneficially or of record 1,662 shares of Series E of the preferred stock representing 59.4% of the outstanding shares of Series E of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854 owned beneficially or of record 762 shares of Series E of the preferred stock representing 27.2% of the outstanding shares of Series E of the Fund's preferred stock. Pershing LLC, 1 Pershing LLC, Jersey City, NJ 07399 owned beneficially or of record 186 shares of Series E of the preferred stock representing 6.6% of the outstanding shares of Series E of the Fund's preferred stock.

BOARD MEETINGS -- COMMITTEES OF THE BOARDS OF DIRECTORS

     The Board of Directors of RREEF I met ten times during the fiscal year ended December 31, 2003. The Board of Directors of RREEF II met five times from August 2003, when the Fund commenced operations, to December 31, 2003. Each Director attended at least 75% of all meetings of the Boards of Directors and of all meetings of committees of the Boards on which he or she served as a regular member. As of December 31, 2003, each Board of Directors had an Audit and Compliance Committee, an Equity Committee, a Fixed Income Committee, a Nominating and Governance Committee, an Operations Committee and a Valuation Committee. The responsibilities of each Committee are described below.

AUDIT AND COMPLIANCE COMMITTEE

     The Audit and Compliance Committee of each Board of Directors approves independent auditors for each Fund; determines the compensation paid to the independent auditors for each Fund; reviews with management and the independent auditors the results of all audits and any reviews, and related matters, including the independent auditors' audit of each Fund's annual financial statements and its report thereon; and performs such other tasks as the full Board deems necessary or appropriate. Each Audit and Compliance Committee receives annual representations from the auditors as to their independence. The members of the Audit and Compliance Committee are all of the Independent Directors of each Fund, with S. Leland Dill serving as Chairman. Each member of the Audit and Compliance Committee is "independent" as defined in Section 121A of the listing standards of the American Stock Exchange, on which the common stock of each Fund is listed. The Audit and Compliance Committee for RREEF I met seven times during the fiscal year ended December 31, 2003. The Audit and Compliance Committee for RREEF II met three times during the fiscal period ended December 31, 2003. The Audit and Compliance Committee of each Board of Directors has adopted a written charter that is included in the joint Proxy Statement as Appendix A.

     At a meeting held on September 4, 2002, the Audit and Compliance Committee of RREEF I selected PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the Fund for the fiscal year ended December 31, 2003. At a meeting held on August 21, 2003, the Audit and Compliance Committee of RREEF II selected PwC to act as independent accountants for the Fund for the fiscal period ended December 31, 2003. Each Fund's financial statements for the fiscal period and year ended December 31, 2003 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC:

FUND                                         AUDIT FEES   TAX FEES   AUDIT -- RELATED FEES   ALL OTHER FEES
----                                         ----------   --------   ---------------------   --------------
RREEF I..............  December 31, 2002      $38,000          $0              $0                    $0
                       December 31, 2003      $48,400      $9,820              $0               $21,500
RREEF II.............  December 31, 2002          N/A         N/A             N/A                   N/A
                       December 31, 2003(1)   $68,400      $7,720              $0                    $0

---------------

(1) Fund commenced operations in August 2003.

     The fees disclosed under the caption "Tax Fees" were billed for professional services rendered for tax compliance. The fees disclosed under the caption "All Other Fees" were billed for services provided pursuant to agreed upon procedures relating to the Fund's issuance of preferred stock.

     The following table shows the aggregate amount of fees that PwC billed during the Funds' last two fiscal years for non-audit services rendered to the Funds, DeAM, Inc., the Funds' investment manager, and any entity controlling, controlled by or under common control with DeAM, Inc. that provides ongoing services to the Funds (the "Affiliated Service Providers").

     For engagements with PwC entered into on or after May 6, 2003, the Audit and Compliance Committee approved in advance all audit services and non-audit services that PwC provided to the Funds, the Advisor and any Affiliated Service Provider that related directly to the Funds' operations and financial reporting.

                                                        TOTAL NON-AUDIT
                                                        FEES BILLED TO
                                                          ADVISER AND
                                                        AFFILIATED FUND      TOTAL NON-AUDIT
                                                       SERVICE PROVIDERS     FEES BILLED TO
                                                         (ENGAGEMENTS          ADVISER AND
                                                      RELATED DIRECTLY TO    AFFILIATED FUND
                                         TOTAL        THE OPERATIONS AND    SERVICE PROVIDERS
                       FISCAL YEAR   NON-AUDIT FEES   FINANCIAL REPORTING      (ALL OTHER
                          ENDED      BILLED TO FUND      OF THE FUND)         ENGAGEMENTS)      TOTAL OF (A), (B)
                       DECEMBER 31        (A)                 (B)                  (C)               AND (C)
                       -----------   --------------   -------------------   -----------------   -----------------
RREEF I..............     2002          $     0            $161,900            $17,092,950         $17,254,850
                          2003          $31,320            $      0            $ 3,967,000         $ 3,998,320
RREEF II.............     2002          $     0            $161,900            $17,092,950         $17,254,850
                          2003          $ 7,720            $      0            $ 3,967,000         $ 3,974,720

     In accordance with pre-approval procedures approved by the Audit and Compliance Committee, the engagement of auditors to provide audit or non-audit services to the Funds is required to be approved by the Funds' Audit and Compliance Committee or by the Audit and Compliance Committee Chairman prior to the commencement of any such engagement. Further, the auditors are required to report to the Audit and Compliance Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund services were approved by the Committee.

     Pre-approval procedures for the engagement of the auditors to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit and Compliance Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the auditors and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit and Compliance Committee, followed by a telephone call to the Chair of the Audit and Compliance Committee. The Chair of the Audit and Compliance Committee may approve or deny the request on behalf of the Audit and Compliance Committee, or, in the Chair's discretion, determine to call a special meeting of the Audit and Compliance Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit and Compliance Committee may serve as an alternate for the purpose of approving or denying the request.

     The Audit and Compliance Committee for each Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund's last fiscal year to DeAM, Inc. and any Affiliated Service Provider. The Committee considered this in evaluating PwC's independence. Each Fund's Audit and Compliance Committee gave careful consideration to the non-audit related services provided by PwC to: (1) each Fund, (2) DeAM, Inc. and (3) entities controlling, controlled by or under common control with DeAM, Inc. that provide ongoing services to the Funds. Based in part on certain representations and information provided by PwC, the Audit and Compliance Committee determined that the provision of these services was compatible with maintaining PwC's independence.

     Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT AND COMPLIANCE COMMITTEE REPORT

     In connection with the audited financial statements as of and for the period ended December 31, 2003 included in each Fund's Annual Report (the "Annual Report"), at a meeting held on February 27, 2004, the Audit and Compliance Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants. The Audit and Compliance Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with representatives of the independent accountants their firm's independence.

     The members of each Audit and Compliance Committee of each Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control. Moreover, each Audit and Compliance Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, each Audit and Compliance Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit and Compliance Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit and Compliance Committee set forth in the Charter and those discussed above, the Audit and Compliance Committee of each Fund recommended to the Board of Directors of that Fund that the audited financial statements be included in the Fund's Annual Report.

     Submitted by the Audit and Compliance Committee of each Fund's Board of
Directors: S. Leland Dill, Richard R. Burt, Martin J. Gruber, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy, Robert H. Wadsworth.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee, comprised of all of the Independent Directors of each Fund, with Rebecca W. Rimel serving as Chairwoman, seeks and reviews candidates for consideration as nominees for membership on the Board and recommends committee assignments and responsibilities to the Board. The Nominating and Governance Committee met once during the fiscal period ended December 31, 2003. On December 19, 2003, the Independent Directors nominated the Independent Directors presented in this proxy statement. The Boards of Directors has adopted a written charter for each Nominating and Governance Committee, dealing exclusively with the Committee's nominating functions. The charter is included in this proxy statement as Appendix B.

     While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Funds.

     Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Funds. To be timely, any such notice by a stockholder must be delivered to or mailed and received at the principal executive offices of the Funds not later than (a) for RREEF I, 60 days prior to the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was given or such public disclosure was made; and (b) for RREEF II, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the preceding year's annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice of such meeting is first made.

     Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director
(A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors pursuant to Section 20(a) of the 1940 Act, as amended, and the rules and regulations thereunder, or Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the Fund) and each Funds' by-laws; and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund's books and (B) the class and number of shares of the capital stock of the Fund which are beneficially owned. Other than as described above and in its charter, the Nominating and Governance Committee has not adopted a formal process for identifying and evaluating director nominees.

     The Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are a prerequisite for a candidate to possess. The Committee shall take into consideration such factors as it deems appropriate, including factors outlined in the Committee's charter in considering candidates. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

     Any stockholder wishing to make any inquiries of the Boards of Directors should address such inquiries in writing (by certified mail, return receipt requested) to the Secretary of the Funds. Communications should be sent to the Board of Directors of RREEF Real Estate Fund, Inc. or RREEF Real Estate Fund II, Inc. c/o John Millette, Secretary to the Fund, Two International Place, Boston, Massachusetts 02110.

     Board members are invited to all stockholder meetings and are encouraged to attend stockholder meetings when these meetings coincide with meetings of the Boards of Directors. Effective as of April 2, 2004, the Board of Directors of each Fund has established a policy that at least one Director shall attend all stockholder meetings. No Directors and no stockholders personally attended the first annual meeting of stockholders for RREEF I, at which the only proposal considered was the election of directors.

VALUATION COMMITTEE

     The Valuation Committee is authorized to act for the Boards of Directors in connection with the valuation of portfolio securities held by each Fund in accordance with each Fund's Valuation Procedures. Messrs. Hale, Saunders (Chairman) and Wadsworth are currently members of the Valuation Committee, with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. The Valuation Committee met four times on behalf of each Fund during the fiscal year ended December 31, 2003.

OPERATIONS COMMITTEE

     Each Board has an Operations Committee, comprised of only Independent Directors, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, custody and transfer agency agreements, credit facilities, closed-end fund auctions and insurance. Currently, the members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth (Chairman). The Operations Committee met eight times on behalf of RREEF I during the fiscal year ended December 31, 2003. The Operations Committee met five times on behalf of RREEF II during the fiscal period ended December 31, 2003.

EQUITY COMMITTEE

     Each Board has an Equity Committee, comprised of only Independent Directors, which periodically reviews the investment performance of the Funds. Currently, the members of the Equity Committee are Messrs. Burt, Gruber, Hardiman (Chairman) and Herring. The Equity Committee met five times on behalf of RREEF I during the fiscal year ended December 31, 2003. The Equity Committee met three times on behalf of RREEF II during the fiscal period ended December 31, 2003.

FIXED INCOME COMMITTEE

     Each Board has a Fixed Income Committee, comprised of only Independent Directors, which oversees the investment activities of those funds that invest the majority of their assets in fixed income securities. Currently, the members of the Fixed Income Committee are Ms. Rimel and Messrs. Jones and Searcy (Chairman). The Fixed Income Committee met five times during the fiscal year ended December 31, 2003.

OFFICERS OF THE FUNDS

     The following persons are officers of the Funds:

                         POSITION WITH EACH FUND AND       BUSINESS EXPERIENCE AND DIRECTORSHIPS
NAME AND DATE OF BIRTH      LENGTH OF TIME SERVED                 DURING THE PAST 5 YEARS
----------------------   ---------------------------   ---------------------------------------------
Richard T. Hale........  Chief Executive Officer of    See information presented under Information
  7/17/45                the Funds since 2003          concerning continuing directors.
Brenda Lyons...........  President of the Funds        Managing Director, Deutsche Asset Management
  2/21/63                since 2003                    (2002-present).
John Millette..........  Secretary of the Funds        Director, Deutsche Asset Management (2002-
  8/23/62                since 2003                    present). Formerly, Vice President, Deutsche
                                                       Asset Management (2000-2002); Assistant Vice
                                                       President, Zurich Scudder Investments
                                                       (1999-2000).
Daniel O. Hirsch.......  Assistant Secretary of the    Managing Director, Deutsche Asset Management
  3/27/54                Funds since 2003              (2002-present) and Director, Deutsche Global
                                                       Funds Ltd. (2002-present). Formerly,
                                                       Director, Deutsche Asset Management
                                                       (1999-2002); Principal, BT Alex. Brown
                                                       Incorporated (now Deutsche Bank Securities
                                                       Inc.) (1998-1999); Assistant General Counsel,
                                                       United States Securities and Exchange
                                                       Commission (1993-1998).
Kenneth Murphy.........  Vice President and Anti-      Vice President, Deutsche Asset Management
  10/13/63               Money Laundering Compliance   (2000- present). Formerly, Director, John
                         Officer for RREEF I, since    Hancock Signature Services (1992-2001).
                         2002; for RREEF II, since
                         2003
Bruce A. Rosenblum.....  Assistant Secretary for       Director, Deutsche Asset Management (2002-
  9/14/60                RREEF I, since 2002; for      present). Formerly, Vice President, Deutsche
                         RREEF II, since 2003; and     Asset Management (2000-2002); Partner,
                         Vice President for the        Freedman, Levy, Kroll & Simonds, law firm,
                         Funds since 2003              (1997-1999).
Charles A. Rizzo.......  Treasurer and Chief           Director, Deutsche Asset Management (2000 to
  8/5/57                 Financial Officer for RREEF   present). Formerly, Vice President and
                         I, since 2002; for RREEF      Department Head, Fund Accounting, BT Alex.
                         II, since 2003                Brown Incorporated (now Deutsche Bank
                                                       Securities Inc.) (1998-1999); Senior Manager,
                                                       Coopers & Lybrand L.L.P. (now
                                                       PricewaterhouseCoopers LLP) (1993-1998).
Salvatore Schiavone....  Assistant Treasurer for the   Director, Deutsche Asset Management
  11/03/65               Funds since 2003
Lucinda H. Stebbins....  Assistant Treasurer for the   Director, Deutsche Asset Management (2000-
  11/19/45               Funds since 2003              present); Formerly, Vice President of Zurich
                                                       Scudder Investments (1995-2000).
Kathleen Sullivan        Assistant Treasurer for the   Director, Deutsche Asset Management;
  D'Eramo..............  Funds since 2003              Formerly, Senior Vice President of Zurich
  1/25/57                                              Scudder Investments (2000-2002); Vice
                                                       President of Zurich Scudder Investments and
                                                       predecessor companies (1995-2000).
Caroline Pearson.......  Assistant Secretary for       Managing Director, Deutsche Asset Management
  4/01/62                RREEF I, since 2002; for
                         RREEF II, since 2003

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other fund in the fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Funds and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chair of the Audit and Compliance Committee receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by each Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

     The following Compensation Table provides, in tabular form, the following data:

     Column (1) All Directors who receive compensation from the Funds.

     Column (2) For RREEF I, aggregate compensation received by a Director from the Fund for the fiscal year ended December 31, 2003.

     Columns (3) and (4) For RREEF II, aggregate compensation received by a Director from the Fund for the period August 31, 2003 through December 31, 2003 and estimated aggregate compensation from the Fund for the fiscal year ending December 31, 2004.

     Column (5) For RREEF I and II, total Compensation from the Fund Complex for the Fiscal Year Ended December 31, 2003.

     Column (6) For RREEF II, estimated Total Compensation from the Fund and the Fund Complex for the fiscal year ending December 31, 2004.

         (1)                  (2)                 (3)                  (4)                  (5)                   (6)
                            RREEF I             RREEF II            RREEF II            RREEF I & II            RREEF II
                                                                                                            ESTIMATED TOTAL
                                               AGGREGATE            ESTIMATED                                 COMPENSATION
                           AGGREGATE          COMPENSATION          AGGREGATE                                FROM THE FUND
                         COMPENSATION        FROM THE FUND        COMPENSATION       TOTAL COMPENSATION       AND THE FUND
                           FROM THE          FOR THE PERIOD       FROM THE FUND        FROM THE FUND        COMPLEX FOR THE
                         FUND FOR THE      AUGUST 31, 2003(2)    FOR THE FISCAL       COMPLEX FOR THE      FISCAL YEAR ENDING
                          YEAR ENDED            THROUGH            YEAR ENDING       FISCAL YEAR ENDED        DECEMBER 31,
DIRECTOR               DECEMBER 31, 2003   DECEMBER 31, 2003    DECEMBER 31, 2004   DECEMBER 31, 2003(4)       2004(3)(4)
--------               -----------------   ------------------   -----------------   --------------------   ------------------
Richard Burt.........       $  982                $94                $2,310               $168,600              $173,700
S. Leland Dill.......       $1,007                $96                $2,400               $141,000              $145,200
Martin J. Gruber.....       $  973                $95                $2,310               $140,900              $140,200
Joseph R. Hardiman...       $  973(1)             $95                $2,310               $136,000(5)           $140,100
Richard J. Herring...       $1,017(1)             $97                $2,310               $139,400(5)           $143,600
Graham E. Jones......       $  973                $95                $2,310               $136,000              $140,100
Rebecca W. Rimel.....       $1,052(1)             $97                $2,310               $142,800(5)           $147,100
Philip Saunders,
  Jr. ...............       $  967(1)             $95                $2,310               $135,000(5)           $140,100
William N. Searcy....       $  973                $95                $2,310               $136,000              $140,100
Robert H.
  Wadsworth..........       $  973                $95                $2,310               $170,000              $175,100
Richard T. Hale......       $    0                $ 0                $    0               $      0              $      0

---------------

(1) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $1,148, $131, $131 and $1,142, respectively, were deferred pursuant to a deferred compensation plan. No amounts were deferred for RREEF II.

(2)  Commencement of operations.

(3) Estimated amounts are based on the annual retainer paid to the Directors and regular meeting fees paid six times a year, which may include additional compensation for any telephonic meetings.

(4) The total number of funds in the Fund Complex as of December 31, 2003 is 201.

(5) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, were deferred pursuant to a deferred compensation plan.

     None of the Independent Directors or their family members had any interest in DeAM, Inc., RREEF America L.L.C ("RREEF" or the "Investment Advisor"), or any person directly or indirectly controlling, controlled by, or under common control with DeAM, Inc. or RREEF as of December 31, 2003, except for holdings described under "Information Concerning Nominees."

     DeAM, Inc., supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of each Fund, and receives a management fee for its services. Several of the Funds' Officers and Directors are also officers, directors or employees of DeAM, Inc. (see "The Investment Manager and Advisor"), although the Funds make no direct payments to them.

THE INVESTMENT MANAGER AND ADVISOR

     DeAM, Inc., with headquarters at 280 Park Avenue, New York, New York 10017, is the Funds' investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Funds' Boards of Directors, the Investment Manager is responsible for managing the Funds' affairs and supervising all aspects of the Funds' operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of December 31, 2003 had total assets under management of approximately $41 billion. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, investment banking and insurance. As of December 31, 2003, Deutsche Bank AG had approximately $1 trillion in invested assets under management.

     Pursuant to an Investment Advisory Agreement with DeAM, Inc., RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Funds' investment advisor. Subject to the general supervision of the Funds' Boards of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of each Fund and the composition of each Fund's holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including pension plans, endowment funds and private and public investment companies. It is a leading U.S.-based real estate investment manager which as of December 31, 2003 had approximately $21 billion in assets under management (including assets in non-securities real estate accounts), of which $5.8 billion represented assets in real estate securities accounts. The Investment Advisor, with offices in Chicago, San Francisco and New York, is managed by 21 principals with an average of 22 years of experience in real estate investing and employs 132 real estate professionals. RREEF is an affiliate of DB Real Estate, the brand name for the real estate investment management group under the control of Deutsche Bank AG. DB Real Estate is one of the largest advisers of combined real property and real estate equity securities globally with more than $58.2 billion in assets under management as of December 31, 2003 and 2,000 professionals.

OTHER MATTERS

     The Boards of Directors do not know of any matters to be brought before the Meeting other than those mentioned in this joint Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Funds or personnel of DeAM, Inc. The Funds have retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500 per Fund, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds' officers or Georgeson, in person or by telephone, will be borne by the Funds. The Funds will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of the Meeting are not received by June 4, 2004, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal.

     If a quorum is not present or represented at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the original record date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

     The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

STOCKHOLDER PROPOSALS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2005 meeting of stockholders of the Funds should send their written proposals to John Millette, Secretary of the Funds, c/o Deutsche Asset Management, Inc., Two International Place, Boston, Massachusetts 02110, by January 18, 2005. The timely submission of a proposal does not guarantee its inclusion.

     For business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Funds. To be timely, such notice must be delivered or mailed and received at the principal executive offices of the Funds not later than (a) for RREEF I, 60 days prior to the date of the meeting, provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made; and (b) for RREEF II, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the preceding year's annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice of such meeting is first made.

     Any such notice by a stockholder shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting, as described in the Funds' by-laws and including, but not limited to:

(1) a description of the business desired to be brought to the meeting, (2) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (3) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

     A Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2005 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by a Fund at the above address within the time frame described above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Funds on matters not specifically reflected on the form of proxy.

                                          By order of the Boards of Directors,

                                          [-s- John Millette]
                                          John Millette,
                                          Secretary

Two International Place
Boston, Massachusetts 02110

April 26, 2004

                                                                      APPENDIX A

                             SCUDDER NEW YORK BOARD
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

  STATEMENT OF POLICY

     The Audit and Compliance Committee (the "Committee") shall review the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations. In performing its duties, the Committee shall maintain effective working relationships with the Fund's Board of Trustees ("Board"), management and independent accountants. The function of the Committee is one of oversight; it is management's responsibility to maintain appropriate systems for accounting controls, internal controls and disclosure controls and procedures, and the independent accountants' responsibility to plan and carry out a proper audit.

  ORGANIZATION

     The membership of the Audit and Compliance Committee shall be not fewer than five. One third of the Committee members shall constitute a quorum for purposes of convening any meeting. The members of the Committee shall be Trustees who are not interested persons of the Fund(1) and who do not accept any consulting, advisory, or compensatory fees from the Fund or management, other than the stipulated fees from the Fund for serving as members and Trustees.(2) The Committee shall designate a Chairperson.

     Management of the Fund shall provide or arrange to provide such information, data and services as the Audit and Compliance Committee may request. The Committee shall have the resources and authority to discharge its responsibilities, shall consult as it deems appropriate with Fund officers and service providers and may, at the Fund's expense, engage counsel, independent accountants, consultants or other experts to independently inquire or investigate matters falling within the scope of its charter.

     The Audit and Compliance Committee shall meet at least three times each year to perform the duties and functions described in this Charter. The Committee shall meet the Fund's independent accountants at least once annually outside the presence of the Fund's management representatives.

  PRINCIPAL FUNCTIONS

     The Audit and Compliance Committee shall:

          1. Be responsible for approving, and recommending to the Board for ratification, the appointment, retention or termination of the independent accountants, for determining the compensation paid to the independent accountants, and for overseeing the independent accountants (including the resolution of any disagreements between the accountants and management regarding the Fund's financial reporting). The Committee is also required to approve in advance any proposal for audit or non-audit services,(3) as required by law. The Committee is authorized to delegate pre-approval responsibilities to one or more

---------------
1 "Interested Person" is defined in Section 2(a)(19) of the Investment Company
  Act of 1940.

2 For a Fund listed on an exchange, members must also meet any independence or qualification requirements of the exchange.

3 The Committee shall not approve non-audit services that may not be provided by an independent auditor under SEC Regulation S-X. Currently, prohibited non-audit services include: (a) certain bookkeeping or other services related to Fund accounting records or financial statements; (b) certain financial information systems design and implementation; (c) certain appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) certain actuarial services; (e) certain internal audit outsourcing services;
  (f) management functions or human resources; (g) broker, dealer, investment advisory or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

          members of the Committee who shall report to the Committee regarding approved services at the Committee's next regularly scheduled meeting. From time to time, the Committee shall establish the maximum period in advance of a service that approval may be granted.

          2. Evaluate the independent accountants' performance, costs, organizational capability and independence from management. The Committee will request from the independent accountants a formal written statement delineating relationships between the independent accountants and a Fund (and the Fund's investment advisers and their affiliates) consistent with current independence standards, will actively engage in dialogue with the accountants regarding any such relationships, will recommend that the Board take appropriate action in response to the accountants' report to satisfy itself of the accountants' independence, and will otherwise evaluate the accountants' independence. The Committee shall also request assurances from the independent accountants that the accountants are conforming with all provisions of applicable rules and regulations of the Securities and Exchange Commission.

          3. Review with management and the independent accountants the results of all audits and any reviews, and related comments including:

             (a) The independent accountants' audit of the Fund's annual financial statements and its report thereon, including any significant audit findings;

             (b) The independent accountants' reasoning in accepting or questioning significant estimates by management;

             (c) The independent accountants' views as to the adequacy of disclosures in the Fund's financial statements in relation to generally accepted accounting principles;

             (d) Any significant difficulties or disputes with management encountered during the course of the audit;

             (e) Any significant changes to the audit plan;

             (f) The independent accountants' report on internal controls; and

             (g) Any other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

          4. Review, in consultation, as appropriate, with the independent accountants and Fund service providers:

             (a) The adequacy of the internal controls and disclosure controls and procedures, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes);

             (b) The adequacy of internal controls at Fund service providers employed on behalf of a Fund, including significant comments contained in auditors' reports on those controls; and

             (c) Findings and recommendations of the independent accountants and any internal auditor on internal controls maintained by the Fund and/or their service providers, together with responses of the appropriate management, including the status of previous audit recommendations.

          5. Inquire of management and the independent accountants as to significant tax accounting policies elected by a Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their affect on amounts distributed and reported to shareholders for Federal tax purposes.

          6. If a Fund is a closed-end fund, consider and, if appropriate, recommend, the publication of the Fund's annual audited financial statements in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with management and the independent accountants.

          7. Instruct the independent accountants that they are ultimately accountable to the Board and the Audit and Compliance Committee, as the shareholders' representatives, that the Committee has the authority and responsibility to evaluate the independent accountants, and approve, and recommend to the Board for ratification, the selection and, where appropriate, the replacement of the independent accountants, and that the independent accountants must report directly to the Committee.

          8. Establish procedures for the receipt, retention and treatment of complaints that a Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Fund officers or employees of Fund service providers of concerns regarding questionable accounting or auditing matters related to the Funds.

          9. Review and reassess the adequacy of this Audit and Compliance Committee Charter on an annual basis and propose any changes to the Board.

          10.  Limits on Role of Committee

             While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate. The Committee is also not responsible for determining whether the Fund's financial statements have been prepared in accordance with generally accepted accounting principles. The Committee may rely on the expertise and knowledge of management, the internal auditors, the independent accountants and counsel, advisors and experts in carrying out its oversight responsibilities. Management is responsible for determining that the Fund's financial statements are complete and accurate in accordance with generally accepted accounting principles and fairly represent the Fund's financial condition. Subject to the Committee's general oversight, management is responsible for the effectiveness of disclosure controls and procedures and internal controls and procedures for financial reporting. The independent accountants are responsible for auditing the Fund's financial statements. It is not the Committee's duty to conduct investigations, to assure the adequacy or effectiveness of the Fund's internal controls or disclosure procedures or to assure compliance with investment restrictions and other rules and regulations or the Fund's internal policies, procedures and controls.

Adopted: May 2, 2003

                                                                      APPENDIX B

                          NOMINATING COMMITTEE CHARTER

     This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") listed on Schedule A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of each Fund; (b) make recommendations to the Board on the composition of the Board; and (c) recommend committee assignments and responsibilities to the Board.

                        NOMINATING COMMITTEE MEMBERSHIP

          1. The Committee shall consist of three or more Board members (i) who are not "interested persons" of the Fund, as that term is defined in
     Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) who are "independent" under applicable rules of a national securities exchange, if any, and (iii) who are appointed by the Board from time to time. Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

          2. The Committee shall elect a Chairperson (the "Chairperson") of the Committee, who shall preside over Committee meetings.

          3. The compensation of the Chairperson and the Committee members, if any, shall be as determined by the Board.

                    BOARD NOMINATIONS AND APPOINTMENT POLICY

          1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

          2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate's experience with the experience of other Board members; the extent to which the candidate would be a positive addition to the Board and any committees thereof; whether or not the person is an "interested person" as defined in the 1940 Act and "independent" within the meaning of any applicable rule of a national securities exchange; and whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, Fund service providers or their affiliates.

          3. While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund shareholders as it deems appropriate. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents, shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the Fund's By-Laws, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

          4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

                     ADDITIONAL POWERS AND RESPONSIBILITIES

          1. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of Board members, including, as it deems necessary, any term limits and mandatory retirement age.

          2. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

          3. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board members or any Committee members.

          4. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board candidates as well as the composition of the Board as a whole and evaluating its committee structure to determine whether the Board and its committee structure are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

                               PROCEDURAL MATTERS

          1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

          2. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

          3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

          4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

          5. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

     This Charter may be amended by a vote of a majority of the Board members.

Adopted: April 2, 2004

                                                                      SCHEDULE A
SCUDDER ADVISOR FUNDS, and its series:
     Cash Management Fund Investment
     Tax Free Money Fund Investment
     NY Tax Free Money Fund Investment
     Treasury Money Fund Investment
     International Equity Fund -- Class A, B and C and Investment Class
     Mid Cap Fund -- Class A, B, C, and R and Investment Class and Institutional Class
     Lifecycle Mid Range Fund -- Investment Class
     Lifecycle Short Range Fund -- Investment Class
     Small Cap Fund -- Class A, B, C and R and Investment Class
     PreservationPlus Income Fund -- A and C Shares and Investment Class
SCUDDER ADVISOR FUNDS II, and its series:
     EAFE Equity Index Fund -- Premier Class
     U.S. Bond Index Fund -- Premier Class
SCUDDER ADVISOR FUNDS III, and its series:
     Money Market Fund -- Investment Class
     Lifecycle Long Range Fund (formerly Asset Management Fund) -- Premier Class, Investment Class
     PreservationPlus Fund -- Investment Class and Institutional Class
SCUDDER INSTITUTIONAL FUNDS, and its series:
     Cash Management Fund -- Institutional Class
     Cash Reserves Fund -- Institutional Class
     Treasury Money Fund -- Institutional Class
     International Equity Fund -- Institutional Class I and Institutional Class
     II
     Equity 500 Index Fund -- Premier Class, Investment Class
     Daily Assets Fund -- Institutional Class
SCUDDER INVESTMENT PORTFOLIOS, and its series:
     Liquid Assets Portfolio
     Asset Management II Portfolio
     Asset Management III Portfolio
     U.S. Bond Index Portfolio
     EAFE(R) Equity Index Portfolio
     PreservationPlus Portfolio
     PreservationPlus Income Portfolio
SCUDDER CASH MANAGEMENT PORTFOLIO
SCUDDER TREASURY MONEY PORTFOLIO
SCUDDER INTERNATIONAL EQUITY PORTFOLIO
SCUDDER EQUITY 500 INDEX PORTFOLIO
SCUDDER ASSET MANAGEMENT PORTFOLIO
SCUDDER MG INVESTMENTS TRUST, and its series:
     International Select Equity Fund
     European Equity Fund
     Emerging Markets Debt Fund
     Fixed Income Fund
     Municipal Bond Fund
     Short Duration Fund
     Short-Term Municipal Bond Fund
     High Income Plus Fund
     Micro Cap Fund
     Total Return Bond Fund

SCUDDER INVESTMENTS VIT FUNDS, and its series:
     Equity 500 Index Fund
     EAFE Equity Index Fund
     Small Cap Index Fund
     Nasdaq -- 100 Index Fund
     Global Biotechnology Fund
     U.S. Bond Index Fund
     Scudder Real Estate Securities Portfolio
CASH RESERVE FUND, INC. (FORMERLY DEUTSCHE BANK ALEX. BROWN CASH RESERVE FUND, INC.), and its series:
     Prime Series
     Treasury Series
     Tax-Free Series
SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
SCUDDER RREEF REAL ESTATE FUND, INC. (CLOSED-END FUND)
SCUDDER RREEF REAL ESTATE FUND II, INC. (CLOSED-END FUND)
SCUDDER RREEF SECURITIES TRUST, AND ITS SERIES:
     RREEF Real Estate Securities Fund
SCUDDER INVESTORS FUNDS, INC., and its series:
     Top 50 US Fund
     Japanese Equity Fund
     Global Biotechnology Fund
SCUDDER INVESTORS PORTFOLIOS TRUST, and its series:
     Top 50 US Portfolio
     Japanese Equity Portfolio

                                                                      APPENDIX C

                      INSTRUCTIONS FOR SIGNING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURES
------------                                               ----------------------------
Corporate Accounts
(1) ABC Corp. ...........................................  ABC Corp.
(2) ABC Corp.............................................  John Doe, Treasurer
(3) ABC Corp.
   c/o John Doe, Treasurer...............................  John Doe
(4) ABC Corp. Profit Sharing Plan........................  John Doe, Trustee
Trust Accounts
(1) ABC Trust............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
   u/t/d 12/28/78........................................  Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust.
   f/b/o John B. Smith, Jr.
   UGMA..................................................  John B. Smith
(2) John B. Smith........................................  John B. Smith, Jr., Executor

                            (SCUDDER INVESTMENTS LOGO)

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE



                                    P R O X Y


                     SCUDDER RREEF REAL ESTATE FUND II, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 2004

The undersigned hereby appoints Bruce A. Rosenblum, Lisa A. Hertz and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of Scudder RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Asset Management, 29th Floor, 280 Park Avenue, New York, New York 10017, on Friday, June 4, 2004 at 3:45 p.m., Eastern time, and at any adjournments thereof.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

INSTRUCTIONS FOR VOTING YOUR PROXY

The Fund encourages you to take advantage of a cost-effective, convenient way to vote your shares. You may vote your proxy 24 hours a day, 7 days a week using either a touch-tone telephone or the Internet. Your telephone or Internet vote must be received no later than 5:00 p.m. Eastern Time on June 3, 2004, and authorizes the proxies named on the proxy card below to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote by telephone or Internet, do not return your proxy card by mail.

VOTE BY TELEPHONE    Available only until 5:00 p.m. Eastern Time June 3, 2004.

o Call toll free 1-800-786-8302 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

VOTE  BY INTERNET    Available only until 5:00 p.m. Eastern Time June 3, 2004.

o Access the website at HTTP://PROXY.GEORGESON.COM to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

VOTE BY MAIL         Must be received prior to the Annual Meeting.


o Please sign and date your proxy card and return it in the enclosed postage-paid envelope.


            COMPANY NUMBER                               CONTROL NUMBER




                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.
..

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE
                     WILL BE CAST FOR THE ITEM LISTED BELOW.


                                                                                             WITHHOLD
                                                        FOR all nominees                    AUTHORITY
                                                        listed at left                    to vote for all
                                                            (except                          nominees
                                                        as marked to the                  listed at left
The election of three Directors:                        contrary below)
NOMINEES: Class I:  Richard R. Burt, S. Leland
                    Dill and Martin J. Gruber                  [ ]                                [ ]



(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated April 26, 2004, is hereby acknowledged. Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  --------------------------------------------
                           (Signature of Stockholder)

                  --------------------------------------------
                       (Signature of joint owner, if any)

Date _______________________________________, 2004

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.